                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  April 22, 1997
                                         --------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                     1-6157                    36-1208070
                     ------                    ----------
        (Commission File Number)  (IRS Employer Identification Number)


               500 West Monroe Street, Chicago, Illinois  60661
               -----------------------------------------  -----
             (Address of principal executive offices)  (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events
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On April 22, 1997, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending March 31, 1997. A copy of the press release is attached.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99 Heller Financial, Inc. - Report of Net Income for the quarter ending March 31, 1997, dated April 22, 1997



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 24, 1997
       --------------



                              HELLER FINANCIAL, INC.



                              By:    /s/ Lauralee E. Martin
                                     ------------------------------
                                     Lauralee E. Martin
                              Title: Executive Vice President and
                                     Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit                                                  Sequentially
Number                                                   Numbered Pages
------                                                   --------------

99 Heller Financial, Inc. - Report of Net Income 4 - 7 for the quarter ending March 31, 1997, dated
          April 22, 1997

                                       3